UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Annual report
7 | 31 | 13

A world of investing.™

Putnam
INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax (AMT).

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax, as determined by AMT rules.

The American Taxpayer Relief Act of 2012, signed by President Obama on January 2, 2013, prevented over 25 million additional taxpayers from having to pay the AMT for tax year 2012.

Even with the tax law change, approximately 4 million taxpayers remained subject to the AMT for 2012, down slightly from 4.3 million in 2011.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

A permanent fix for the AMT

The AMT was introduced in 1969 to target a small number of wealthy taxpayers who did not pay any federal income taxes.

Since AMT rules were not indexed for inflation, and because economic growth and inflation have caused wage levels to increase, a rising number of taxpayers are subject to its effects.

Over the past decade, Congress has taken steps each year to “patch” the AMT system to avoid a dramatic expansion of the tax. The new law essentially patched the AMT system for 2012 and established parameters to index for inflation going forward. This was accomplished by raising the AMT exemption amount, which generally refers to the amount of income a taxpayer can earn before the AMT applies.

According to the Tax Policy Center, the increase in the exemption amount prevented over 25 million additional taxpayers — many with relatively modest income — from having to pay the AMT in 2012.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11-13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance of class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4	AMT-Free Municipal Fund

Interview with your fund’s portfolio manager

How did the municipal bond market perform for the year ended July 31, 2013?

During the early months of the fund’s fiscal year, the investment environment was quite positive for municipal bonds. Demand remained high, supply was relatively tight, and fundamentals in the municipal market continued to improve. As 2012 came to a close, however, investor uncertainty surrounding the fiscal cliff led to a sell-off. By way of background, as part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect on January 1, 2013. Ultimately, existing tax rates were preserved for the vast majority of taxpayers, but the political gridlock leading up to the final legislation sent some investors to the sidelines to wait for greater clarification.

Despite receiving some clarity around tax rates for 2013, the municipal market had somewhat muted performance during the first quarter. Things then turned volatile during the second quarter. The municipal bond market followed the Treasury market to some extent through April 2013, and benefited as rates moved lower and prices moved higher. However, in a notable sell-off from May into July, those gains were erased for the municipal market. Continued improvement in the U.S. economy raised concerns about the Federal Reserve paring back its stimulative bond-buying program, known as quantitative easing [QE]. Consequently,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

AMT-Free Municipal Fund	5

interest rates rose sharply, with the yield on the 10-year Treasury bond soaring close to 100 basis points, or a full percentage point, from May through the end of June.

Technical pressures in the municipal market compounded the sell-off during June and into July. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. Consequently, municipal bond funds experienced outflows that put further downward pressure on this asset class.

Against this backdrop, Putnam AMT-Free Municipal Fund generally performed in line with the average return of its Lipper peer group and underperformed its benchmark index, the Barclays Municipal Bond Index.

Why did the markets react so strongly to the Fed’s statements?

In early May 2013, the Fed released a statement announcing that the central bank might consider reducing the amount of Treasuries and mortgage debt that it buys as part of its QE program. This market intervention was designed to hold long-term interest rates low and thereby encourage employment and boost economic growth. However, the Fed’s announcement, which also included a more upbeat assessment of the economy, drove interest rates higher in anticipation of the winding down of QE stimulus. Initially, the municipal bond market withstood the rise in Treasury rates, but eventually municipal bond investors became nervous, and municipal yields moved higher as prices declined.

Allocations are represented as a percentage of the fund’s net assets as of 7/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	AMT-Free Municipal Fund

At the June 19 Federal Open Market Committee [FOMC] meeting, Chairman Ben Bernanke clarified that if the optimistic view of the economy’s progress proves to be correct, then a “tapering” of bond purchases may begin somewhat sooner than had been widely expected. While the Chairman was careful to stress that the Fed’s actions will be driven by the progress made by the economy, his remarks were widely seen as hawkish and led to a further rise in interest rates. Consequently, Treasury and municipal bond rates continued their sell-off.

More recently, at their July meeting, the Fed acknowledged that economic and labor conditions continue to improve but the unemployment rate remains high. These comments took a decidedly more dovish tone. Chairman Bernanke spoke several times during the month to reassure the market that the nascent U.S. recovery would not be strangled by an overly hawkish monetary policy. The market consensus is that the Fed will indeed announce plans to begin tapering, possibly as soon as its September FOMC meeting.

How did sequestration and related legislation impact the municipal bond market?

On March 1, 2013, the federal budget sequestration went into effect as part of January’s American Taxpayer Relief Act. While the

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/13. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund	7

political rhetoric associated with those cuts often has painted them as catastrophic, we believe any fallout for most states will be fairly benign. In our view, the cuts won’t be beneficial for states and local communities, but their impact will be staggered over time. Thus, while we believe widespread negative effects are unlikely, isolated budget or insolvency issues may create some headline risk. Sectors and localities that benefit most from federal support and areas that are heavily reliant on defense spending are the most vulnerable, in our opinion. But at this point, it is difficult to quantify exactly how sequestration will affect states’ finances. We believe the ultimate impact will likely depend on how well these states have prepared and budgeted for the sequestration cuts.

While a handful of states still face some budget pressure for the remainder of their 2013 fiscal year, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013, according to the National Conference of State Legislatures. On balance, we think the outlook is becoming increasingly stable, given the general improvement in employment, economic growth, and consumer confidence — all of which have contributed to rising tax collections.

It is important to keep in mind that general obligation bonds [G.O.s], which are backed by the general credit and taxing power of state and local municipalities, comprise approximately one third of the overall municipal market, while two thirds are revenue bonds.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	AMT-Free Municipal Fund

Generally speaking, we feel that revenue credits, which are typically issued by state and local governments to finance a specific revenue-generating project, are faring well. Among revenue bonds, we continue to see opportunities in sectors such as higher education, utilities, and health care.

How would you describe the general health of the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, during the fiscal year Puerto Rico was downgraded by Moody’s and Standard & Poor’s. The government of Puerto Rico has since made proposals for pension reform in an attempt to mend its credit profile. More recently, the City of Detroit filed for Chapter 9 bankruptcy in July. Detroit’s filing was a very large headline event, but it is something that the market had expected for some time. Although there is some near-term headline risk, we feel that the Chapter 9 filing is isolated and expect the impact on the broader municipal market to be negligible. We will continue to monitor the legal proceedings for potential precedents in the market.

How did you position the portfolio during the period?

We sought to benefit from what we believed were improving fundamentals and still-attractive spreads in the municipal bond market. To this end, we maintained our overweight positions in A-rated and BBB-rated revenue bonds. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Our overweight to essential service revenue bonds was offset by the fund’s underweight positioning in local G.O.s, which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds.

Overall, this credit positioning generally helped the fund’s relative performance during the reporting period. On the other hand, our shorter-duration positioning provided mixed results during the fiscal year and detracted from performance for much of the period, as interest rates in the municipal bond market fell. More recently, the fund’s interest-rate positioning benefited returns relative to our Lipper peers, as interest rates moved higher over the last three months of the period.

What is your outlook for the municipal bond market?

We continue to have a constructive outlook for municipal bonds, especially as part of a diversified portfolio and for long-term investors seeking tax-free income. The final months of the period proved to be a very volatile time for municipal bonds and may continue to be so over the near term. While the spreads are much narrower than they were at their peak, we believe the recent sell-off has created more attractive opportunities in a dislocated municipal market.

In our view, technical factors in the market are the big wild card at this point. Tax-exempt municipal fund outflows have really put a lot of downward pressure on prices in the market. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As we mentioned previously, the overall

AMT-Free Municipal Fund	9

fundamental credit outlook of municipal bonds appears solid. While investors gained certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform — all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

10	AMT-Free Municipal Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.03%	5.87%	5.64%	5.64%	5.39%	5.39%	5.79%	5.66%	5.83%

10 years	50.48	44.46	41.22	41.22	39.29	39.29	46.24	41.49	48.19
Annual average	4.17	3.75	3.51	3.51	3.37	3.37	3.87	3.53	4.01

5 years	25.90	20.86	22.02	20.02	21.18	21.18	24.17	20.14	27.34
Annual average	4.71	3.86	4.06	3.72	3.92	3.92	4.42	3.74	4.95

3 years	11.17	6.72	9.11	6.15	8.61	8.61	10.26	6.68	11.94
Annual average	3.59	2.19	2.95	2.01	2.79	2.79	3.31	2.18	3.83

1 year	–3.06	–6.93	–3.59	–8.27	–3.73	–4.67	–3.24	–6.39	–2.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

AMT-Free Municipal Fund	11

Comparative index returns For periods ended 7/31/13

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.87%	6.27%

10 years	58.38	47.15
Annual average	4.71	3.92

5 years	28.04	24.50
Annual average	5.07	4.46

3 years	11.60	11.64
Annual average	3.73	3.73

1 year	–2.19	–3.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/13, there were 253, 223, 204, 160, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,122 and $13,929, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,149. A $10,000 investment in the fund’s class Y shares would have been valued at $14,819.

12	AMT-Free Municipal Fund

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.549509		$0.452914	$0.429251	$0.507880		$0.586277

Capital gains [2]	—		—	—	—		—

Total	$0.549509		$0.452914	$0.429251	$0.507880		$0.586277

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/12	$15.75	$16.41	$15.76	$15.78	$15.78	$16.31	$15.76

7/31/13	14.74	15.35	14.76	14.78	14.78	15.28	14.75

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.72%	3.57%	3.09%	2.93%	3.44%	3.33%	3.95%

Taxable equivalent [4]	6.57	6.31	5.46	5.18	6.08	5.88	6.98

Current 30-day SEC yield [5]	N/A	2.88	2.38	2.24	N/A	2.65	3.24

Taxable equivalent [4]	N/A	5.09	4.20	3.96	N/A	4.68	5.72

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.10%	5.94%	5.71%	5.71%	5.46%	5.46%	5.86%	5.74%	5.90%

10 years	46.61	40.75	37.50	37.50	35.63	35.63	42.50	37.86	44.27
Annual average	3.90	3.48	3.24	3.24	3.09	3.09	3.60	3.26	3.73

5 years	27.69	22.58	23.68	21.68	22.90	22.90	25.93	21.84	29.24
Annual average	5.01	4.16	4.34	4.00	4.21	4.21	4.72	4.03	5.26

3 years	13.99	9.43	11.81	8.81	11.44	11.44	13.05	9.38	14.78
Annual average	4.46	3.05	3.79	2.85	3.68	3.68	4.17	3.03	4.70

1 year	0.15	–3.85	–0.53	–5.36	–0.61	–1.58	–0.11	–3.36	0.39

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

AMT-Free Municipal Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/12	0.79%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 7/31/13*	0.77%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2013, to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.73	$6.72	$7.44	$5.03	$2.61

Ending value (after expenses)	$951.50	$948.70	$948.00	$950.40	$952.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	AMT-Free Municipal Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2013, use the following calculation method. To find the value of your investment on February 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.86	$6.95	$7.70	$5.21	$2.71

Ending value (after expenses)	$1,020.98	$1,017.90	$1,017.16	$1,019.64	$1,022.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	AMT-Free Municipal Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

AMT-Free Municipal Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	AMT-Free Municipal Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

AMT-Free Municipal Fund	19

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable

20 AMT-Free Municipal Fund

to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating

AMT-Free Municipal Fund	21

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 252, 225 and 200 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22 AMT-Free Municipal Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

AMT-Free Municipal Fund	23

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 AMT-Free Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam AMT-Free Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Municipal Fund (the “fund”) at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2013

AMT-Free Municipal Fund	25

The fund’s portfolio 7/31/13

Key to abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at
FRB Floating Rate Bonds: the rate shown is	the close of the reporting period.
the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value

Alabama (1.0%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$625,000	$632,994

AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	A–	1,000,000	1,110,840

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,000,000	1,033,210

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,614,255

			4,391,299
Alaska (0.9%)
Anchorage, G.O. Bonds, Ser. D, AMBAC,
5s, 8/1/25	AA+	3,420,000	3,691,377

			3,691,377
Arizona (5.1%)
AZ State Sports & Tourism Auth. Rev. Bonds
(Multi-Purpose Stadium Fac.), Ser. A, 5s, 7/1/30	A1	2,000,000	2,040,239

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa2	1,000,000	986,130

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA–	750,000	750,495

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,098,905

Glendale, Wtr. & Swr. Rev. Bonds, 5s, 7/1/28	AA	1,000,000	1,057,370

Navajo Cnty., Poll. Control Corp. Mandatory
Put Bonds (6/1/16) (AZ Pub. Svc. Co.), Ser. E,
5 3/4s, 6/1/34	Baa1	3,250,000	3,632,135

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,423,464

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/30	Aa1	4,000,000	4,288,520

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA–	2,000,000	2,016,520

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Tempe, Indl. Dev. Auth. Lease Rev. Bonds (ASU
Foundation), AMBAC, 5s, 7/1/28	AA/P	$1,715,000	$1,715,000

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	1,919,208

			21,927,986
California (14.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6 1/8s, 7/1/41	BBB	500,000	530,970
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB	450,000	436,068

Alameda, Corridor Trans. Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 10/1/29	AA–	1,000,000	1,044,490

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5s, 4/1/33	A1	800,000	812,816

CA Rev. Bonds (Adventist Hlth. Syst.-West),
Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,071,770

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Northern
CA Retired Officers), 5s, 1/1/20	A	350,000	391,808

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa2	1,000,000	1,081,010
(Biola U.), 5s, 10/1/38	Baa1	1,000,000	947,880

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	A	1,500,000	1,577,310

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	5,852,799
5s, 2/1/38	A1	3,000,000	3,059,040
5s, 4/1/37	A1	1,000,000	1,022,230

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,439,620
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	3,380,280

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,544,932

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,201,320
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,195,340

Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5 1/2s, 9/1/30 ##	BBB+	800,000	824,856

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A, AMBAC, zero %, 6/1/24	A2	5,000,000	3,260,500

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	Aa2	2,100,000	1,939,749

Infrastructure & Econ. Dev. Bank Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,005,260

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	1,000,000	1,014,850

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	863,790

AMT-Free Municipal Fund	27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

California cont.
Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	A	$1,190,000	$653,679
zero %, 8/1/24	A	1,125,000	665,865
zero %, 8/1/23	A	1,065,000	670,258
zero %, 8/1/22	A	1,010,000	678,205

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/31	A+	500,000	520,020
5s, 7/1/30	A+	500,000	521,885

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,720,275

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5s, 8/15/30	A1	530,000	546,441

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A	5,500,000	3,766,950

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	AA–	650,000	695,630

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/27	A2	500,000	518,665

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,258,438

Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A, NATL,
6 1/4s, 7/1/17	A	3,680,000	4,103,200

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A+	1,000,000	1,101,510

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	1,000,000	997,040

U. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36	Aa1	2,690,000	2,808,252

Ventura Cnty., COP (Pub. Fin. Auth. III),
5s, 8/15/20	AA	1,000,000	1,084,260

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	384,731

			63,193,992
Colorado (2.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	2,000,000	1,959,120
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	1,850,000	1,761,422

Denver City & Cnty., Arpt. Rev. Bonds
(Sub. Syst.), Ser. B, 5 1/4s, 11/15/32	A2	1,500,000	1,546,770
Ser. B, 5s, 11/15/37	A1	3,000,000	3,021,930

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,000,000	1,055,420
Ser. A, NATL, zero %, 9/1/34	A	3,525,000	1,052,318

			10,396,980
Florida (7.8%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,388,613

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,073,190

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Florida cont.
Double Branch Cmnty. Dev. Dist. Special
Assessment Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	$360,000	$311,940

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	2,520,000	2,694,686

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A	10,000,000	11,501,099

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,177,420

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,019,210

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	995,560

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	Aa3	1,000,000	1,094,340

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, AGM, 5s, 7/1/25	AA–	500,000	539,075

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,748,175

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,060,990

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	715,414

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	AA–	3,935,000	4,500,617

Tampa-Hillsborough Cnty., Expressway Auth. Rev.
Bonds, Ser. A, 5s, 7/1/28	A3	755,000	780,179

			33,600,508
Georgia (1.8%)
Atlanta, Arpt. Rev. Bonds, Ser. C, 5 7/8s, 1/1/24	A1	1,500,000	1,747,605

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,707,675

Fulton Cnty., Dev. Auth. Rev. Bonds
(Klaus Pkg. & Fam. Hsg. Project), NATL,
5 1/4s, 11/1/20	Aa3	3,360,000	3,391,214
(GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	893,115

			7,739,609
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,043,140

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/30	AA–	200,000	204,860

			1,248,000
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala
Sr. Living Cmnty.), 5 1/4s, 11/15/37	BBB–/F	250,000	247,273

			247,273
Illinois (6.6%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	2,000,000	1,980,300

Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	A+	1,500,000	1,504,695

AMT-Free Municipal Fund 29

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	$700,000	$723,373
Ser. A, 5 5/8s, 1/1/35	A2	650,000	675,669
Ser. F, 5s, 1/1/40	A2	1,045,000	1,010,745

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	A+/P	2,250,000	2,306,903

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL,
5 3/4s, 11/1/28	A2	2,500,000	2,671,875
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,050,570
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A–	1,575,000	1,546,319

IL State G.O. Bonds
5 1/2s, 7/1/38	A3	250,000	254,380
5s, 3/1/34	A3	1,000,000	942,750
5s, 8/1/21	A3	1,000,000	1,078,440

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	2,500,000	2,744,074

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A	5,500,000	3,803,195

Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aa3	5,000,000	5,990,200

			28,283,488
Indiana (1.4%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,106,270

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	BBB+/F	1,000,000	1,039,940

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
4.1s, 7/1/15	Aaa	25,000	25,389

Rockport, Poll. Control Mandatory Put Bond
(6/2/14) FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,087,380
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,564,740

			5,823,719
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,459,874

			1,459,874
Kentucky (0.7%)
Breckinridge Cnty., Lease Program VRDN, Ser. A,
0.05s, 2/1/32	VMIG1	1,255,000	1,255,000

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	A–	800,000	839,616
Ser. B, 5 5/8s, 9/1/39	A–	1,000,000	1,019,240

			3,113,856

30 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Louisiana (1.6%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy
LA LLC), 5s, 6/1/30	A3	$3,000,000	$3,081,150

Stadium & Exposition Dist. Rev. Bonds,
Ser. A, 5s, 7/1/36	A3	2,775,000	2,794,286

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5s, 5/15/23	A	800,000	872,968

			6,748,404
Maryland (0.5%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	2,000,000	2,121,260

			2,121,260
Massachusetts (3.7%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. A,
5 1/2s, 1/1/22	AA	1,000,000	1,098,200

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,028,640

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	754,033
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,051,940
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	483,335

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion
Energy Brayton), Ser. 1, 5 3/4s, 12/1/42
(Prerefunded 5/1/19)	A–	1,000,000	1,229,750

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,180,720
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	531,010
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,028,298
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,699,896

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162,
FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	1,000,000	1,032,640

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,561,920

			15,680,382
Michigan (4.9%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	AA–	1,000,000	1,087,030

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,575,000	1,575,646

MI State Fin. Auth. Rev. Bonds (Revolving Fund-
Clean Wtr), 5s, 10/1/30	AAA	1,860,000	1,983,690

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,066,530
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	1,250,000	1,191,425
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A2	1,000,000	1,070,450

MI State Strategic Fund Rev. Bonds (Dow
Chemical), Ser. B-2, 6 1/4s, 6/1/14	Baa2	1,000,000	1,040,840

MI State Strategic Fund Ltd. Rev. Bonds (Detroit
Edison Co.), AMBAC, 7s, 5/1/21	A1	4,000,000	4,935,559

AMT-Free Municipal Fund	31

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5s, 10/1/25	Aa3	$1,000,000	$1,072,100

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AA–	1,775,000	1,860,768

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	Baa2	485,000	509,565

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AA–	3,500,000	3,687,985

			21,081,588
Minnesota (1.2%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. B, 5s, 1/1/31	A	500,000	516,610

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	1,350,000	1,359,788

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	1,500,000	1,545,870

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A2	1,800,000	1,828,530

			5,250,798
Mississippi (1.7%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	1,750,000	1,769,880

MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. B, 0.05s, 12/1/30	VMIG1	5,000,000	5,000,000

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.1s, 6/1/38	Aaa	655,000	700,503

			7,470,383
Missouri (2.2%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,218,598

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,151,280

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. B, 0.05s, 9/1/30	VMIG1	4,000,000	4,000,000

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	2,200,000	2,024,286

			9,394,164
Nebraska (0.9%)
Central Plains, Energy Rev. Bonds (NE Gas
No. 3), 5s, 9/1/32	A3	1,000,000	981,880

NE Edl. Fin. Auth. VRDN (Creighton U.),
0.05s, 7/1/35	VMIG1	1,435,000	1,435,000

NE Pub. Pwr. Dist. Rev. Bonds
Ser. A, 5s, 1/1/32	A1	1,000,000	1,046,750
Ser. C, 5s, 1/1/26	A1	300,000	326,391

			3,790,021
Nevada (0.7%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	545,000	562,173

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.05s, 6/1/42	VMIG1	2,475,000	2,475,000

			3,037,173

32 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

New Hampshire (0.7%)
NH Hlth. & Ed. Fac. Auth. VRDN (Dartmouth
College), Ser. A, 0.05s, 6/1/31	VMIG1	$3,000,000	$3,000,000

			3,000,000
New Jersey (2.5%)
Middlesex Cnty., COP (Civic Square IV Redev.),
5s, 10/15/22	AA+	1,865,000	2,100,400

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	1,000,000	1,018,300

NJ State Econ. Dev. Auth. Rev. Bonds,
Ser. II, 5s, 3/1/27	A1	2,500,000	2,629,775

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,039,340

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans Syst.), Ser. B, 5 1/4s, 6/15/36	A1	1,000,000	1,039,740
(Trans. Program), Ser. AA, 5s, 6/15/38	A1	2,750,000	2,789,160

			10,616,715
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	900,000	756,828

			756,828
New York (6.3%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	2,275,000	2,520,700
5 3/4s, 5/1/27	Aa3	5,590,000	6,256,215

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,065,910

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	3,000,000	3,032,190
5s, 11/15/29	A2	4,000,000	4,168,560

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,443,400

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. FF, 5s, 6/15/45	AA+	2,000,000	2,050,260
Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,041,480

NY City, Transitional Fin. Auth. Rev. Bonds,
Ser. E-1, 5s, 2/1/37	AAA	1,000,000	1,040,680

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,207,000

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	992,799

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A,
AGM, 5s, 5/1/25	Aa3	1,000,000	1,093,700

			26,912,894
North Carolina (0.5%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	500,000	526,835

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,609,845

			2,136,680

AMT-Free Municipal Fund	33

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Ohio (6.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	$500,000	$378,170
5 3/8s, 6/1/24	B3	4,195,000	3,572,252
5 1/8s, 6/1/24	B3	1,235,000	1,027,322

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/31	A–	400,000	394,496

Columbus G.O. Bonds, Ser. A, 5s, 2/15/25	Aaa	1,500,000	1,711,500

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A2	2,000,000	2,020,200

JobsOhio Beverage Syst. Rev. Bonds (Statewide
Sr. Lien Liquor Profits), Ser. A, 5s, 1/1/38	AA	1,300,000	1,318,447

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA–	2,000,000	2,136,740

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	669,877

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	610,000	647,564

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., U.S. Gov’t Coll., zero %,
1/15/15 (Escrowed to maturity)	AAA/P	5,000	4,589

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa2	1,500,000	1,528,410
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	813,743

OH State Higher Edl. Fac. Rev. Bonds (U.
of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,048,470

OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5 1/4s, 2/15/32 ##	A1	700,000	730,863

Penta Career Ctr. COP
5s, 4/1/20	Aa3	1,095,000	1,233,934
5s, 4/1/19	Aa3	2,470,000	2,796,485

U. of Akron Rev. Bonds, Ser. B, AGM,
5 1/4s, 1/1/26	AA–	3,375,000	3,671,561

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes Oblig. Group), Ser. A,
5 3/4s, 7/1/33	A	500,000	516,750

			26,221,373
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	495,000	487,055

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	750,000	802,523

			1,289,578
Pennsylvania (7.1%)
Allegheny Cnty., G.O. Bonds, Ser. C-70,
5s, 12/1/37	A1	1,000,000	1,000,670

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (U.
of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	3,186,150

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	700,000	648,739

34 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	$3,000,000	$3,223,830

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,700,650

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s, 7/1/23	BBB+	2,500,000	2,680,475

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 5s, 1/1/27	A–	950,000	956,156

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,195,678

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A1	1,900,000	2,064,502

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	515,910

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	2,760,000	2,577,095

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	BBB+	1,400,000	1,422,904

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5s, 11/1/26	A1	4,220,000	4,543,041

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	1,225,000	1,242,297

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,363,163

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A	1,000,000	1,002,330

			30,323,590
Puerto Rico (2.1%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	BBB	2,250,000	1,843,200

Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	BBB+	865,000	881,080

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	5,100,000	5,037,831
Ser. C, 5s, 8/1/40	Aa3	1,550,000	1,418,963

			9,181,074
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,850,000	1,945,793

			1,945,793
Texas (7.2%)
Central TX Regl. Mobility Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	300,000	292,350

Collin Cnty., G.O. Bonds, Ser. A, 5s, 2/15/23 Δ	Aaa	550,000	647,548

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,592,875

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	2,858,550

Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53 ##	AA	900,000	871,308

AMT-Free Municipal Fund	35

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

Texas cont.
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.05s, 9/1/31	VMIG1	$2,130,000	$2,130,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24
(Prerefunded 8/15/14)	Aa2	1,190,000	1,248,239

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	2,500,000	2,919,850

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	1,000,000	1,000,180

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27 (Prerefunded 2/15/15)	Aaa	2,000,000	2,142,220

Matagorda Cnty., Poll. Control Rev. Bonds (Central
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	664,332

North TX, Thruway Auth. Rev. Bonds (First Tier),
Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,037,180

North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL,
5 1/8s, 1/1/28	A2	1,500,000	1,583,610

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,131,320

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.08s, 11/15/33	VMIG1	800,000	800,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,000,000	967,930

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,053,330

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/31	A3	1,000,000	952,590

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A–	2,150,000	2,059,378

			30,952,790
Utah (0.5%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.05s, 5/15/36	A–1+	2,000,000	2,000,000

			2,000,000
Virginia (0.4%)
Chesapeake, Toll Rd. Rev. Bonds (Sr. Trans. Syst.),
Ser. A, 5s, 7/15/27	BBB	200,000	197,622

Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,716,451

			1,914,073
Washington (3.0%)
WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,600,775

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,000,000	1,095,770
Ser. B, NATL, 5s, 2/15/27	A	2,140,000	2,197,224

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	7,070,640

			12,964,409

36 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value

West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp.
Fac. FRB (Appalachian Pwr. Co.), Ser. A,
5 3/8s, 12/1/38	Baa2	$500,000	$527,640

			527,640
Wisconsin (1.1%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,310,640

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,368,463

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Three Pillars Sr. Living), 5s, 8/15/33	A–/F	1,000,000	952,560

			4,631,663
Wyoming (0.4%)
Sweetwater Cnty., Poll. Control Rev. Bonds
(Idaho Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	1,869,750

			1,869,750

Total municipal bonds and notes (cost $413,333,484)			$426,936,984

SHORT-TERM INVESTMENTS (0.0%)*		Shares	Value

SSgA Prime Money Market Fund 0.02% P		100,000	$100,000

Total short-term investments (cost $100,000)			$100,000

TOTAL INVESTMENTS

Total investments (cost $413,433,484)			$427,036,984

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $429,096,255.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $402,204 to cover certain derivatives contracts.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

AMT-Free Municipal Fund	37

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates. The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	17.2%
Health care	16.8
Local government	16.1
Education	11.0
Transportation	10.1

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	11.8%

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$3,000,000	9/11/13	—	3.11% minus MMD	$(402,204)
			(Municipal Market Data)
			rate for AAA non-insured
			General Obligation bonds
			20 year

Total				$(402,204)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$426,936,984	$—

Short-term investments	100,000	—	—

Totals by level	$100,000	$426,936,984	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(402,204)	$—

Totals by level	$—	$(402,204)	$—

The accompanying notes are an integral part of these financial statements.

38 AMT-Free Municipal Fund

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $413,433,484)	$427,036,984

Cash	113,081

Interest and other receivables	4,780,593

Receivable for shares of the fund sold	86,391

Receivable for investments sold	4,735,029

Total assets	436,752,078

LIABILITIES

Payable for investments purchased	1,352,835

Payable for purchases of delayed delivery securities (Note 1)	2,428,719

Payable for shares of the fund repurchased	2,555,930

Payable for compensation of Manager (Note 2)	168,154

Payable for custodian fees (Note 2)	4,790

Payable for investor servicing fees (Note 2)	18,271

Payable for Trustee compensation and expenses (Note 2)	129,639

Payable for administrative services (Note 2)	774

Payable for distribution fees (Note 2)	110,884

Distributions payable to shareholders	293,358

Unrealized depreciation on OTC swap contracts (Note 1)	402,204

Collateral on certain derivative contracts, at value (Note 1)	100,000

Other accrued expenses	90,265

Total liabilities	7,655,823

Net assets	$429,096,255

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$421,684,594

Distributions in excess of net investment income (Note 1)	(127,527)

Accumulated net realized loss on investments (Note 1)	(5,662,108)

Net unrealized appreciation of investments	13,201,296

Total — Representing net assets applicable to capital shares outstanding	$429,096,255

(Continued on next page)

AMT-Free Municipal Fund 39

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($356,786,739 divided by 24,198,175 shares)	$14.74

Offering price per class A share (100/96.00 of $14.74)*	$15.35

Net asset value and offering price per class B share ($3,825,812 divided by 259,219 shares)**	$14.76

Net asset value and offering price per class C share ($37,025,714 divided by 2,504,813 shares)**	$14.78

Net asset value and redemption price per class M share ($1,120,406 divided by 75,794 shares)	$14.78

Offering price per class M share (100/96.75 of $14.78)†	$15.28

Net asset value, offering price and redemption price per class Y share
($30,337,584 divided by 2,056,168 shares)	$14.75

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 AMT-Free Municipal Fund

Statement of operations Year ended 7/31/13

INTEREST INCOME	$21,572,431

EXPENSES

Compensation of Manager (Note 2)	$2,217,779

Investor servicing fees (Note 2)	222,365

Custodian fees (Note 2)	10,130

Trustee compensation and expenses (Note 2)	47,158

Distribution fees (Note 2)	1,461,249

Administrative services (Note 2)	14,488

Other	165,417

Total expenses	4,138,586

Expense reduction (Note 2)	(1,194)

Net expenses	4,137,392

Net investment income	17,435,039

Net realized loss on investments (Notes 1 and 3)	(252,146)

Net realized loss on futures contracts (Note 1)	(26,571)

Net unrealized depreciation of investments and swap contracts during the year	(31,903,391)

Net loss on investments	(32,182,108)

Net decrease in net assets resulting from operations	$(14,747,069)

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund	41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/13	Year ended 7/31/12

Operations:
Net investment income	$17,435,039	$16,077,354

Net realized gain (loss) on investments	(278,717)	541,584

Net unrealized appreciation (depreciation) of investments	(31,903,391)	28,647,630

Net increase (decrease) in net assets resulting
from operations	(14,747,069)	45,266,568

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(15,299)	(142,475)

Class B	(146)	(1,678)

Class C	(1,534)	(10,775)

Class M	(34)	(411)

Class Y	(1,193)	(4,728)

From tax-exempt net investment income
Class A	(14,630,453)	(13,839,264)

Class B	(120,681)	(116,871)

Class C	(1,208,646)	(963,458)

Class M	(33,108)	(32,632)

Class Y	(1,290,973)	(846,050)

Increase (decrease) from capital share transactions (Note 4)	(13,597,954)	69,127,193

Total increase (decrease) in net assets	(45,647,090)	98,435,419

NET ASSETS

Beginning of year	474,743,345	376,307,926

End of year (including distributions in excess of net
investment income of $127,527 and $196,456, respectively)	$429,096,255	$474,743,345

The accompanying notes are an integral part of these financial statements.

42 AMT-Free Municipal Fund

This page left blank intentionally.

AMT-Free Municipal Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
July 31, 2013	$15.75	.55	(1.01)	(.46)	(.55)	(.55)	—	—	$14.74	(3.06)	$356,787.77		3.54	16
July 31, 2012	14.66	.61	1.08	1.69	(.60)	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	(.63)	— [c]	— [d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	(.62)	— [c]	—	14.92	8.99	378,440	.79 [e]	4.24 [e]	13
July 31, 2009	14.33	.58	(.05)	.53	(.59)	(.59)	— [c]	—	14.27	3.84	317,964	.85 [e]	4.07 [e]	22

Class B
July 31, 2013	$15.76	.46	(1.01)	(.55)	(.45)	(.45)	—	—	$14.76	(3.59)	$3,826	1.38	2.92	16
July 31, 2012	14.67	.52	1.08	1.60	(.51)	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	(.54)	— [c]	— [d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	(.53)	— [c]	—	14.94	8.36	8,780	1.41 [e]	3.61 [e]	13
July 31, 2009	14.35	.49	(.05)	.44	(.50)	(.50)	— [c]	—	14.29	3.21	15,259	1.48 [e]	3.43 [e]	22

Class C
July 31, 2013	$15.78	.43	(1.00)	(.57)	(.43)	(.43)	—	—	$14.78	(3.73)	$37,026	1.53	2.77	16
July 31, 2012	14.69	.49	1.09	1.58	(.49)	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	(.52)	— [c]	— [d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	(.51)	— [c]	—	14.96	8.31	30,968	1.56 [e]	3.47 [e]	13
July 31, 2009	14.36	.47	(.05)	.42	(.48)	(.48)	— [c]	—	14.30	3.05	18,802	1.63 [e]	3.29 [e]	22

Class M
July 31, 2013	$15.78	.51	(1.00)	(.49)	(.51)	(.51)	—	—	$14.78	(3.24)	$1,120	1.03	3.27	16
July 31, 2012	14.69	.57	1.08	1.65	(.56)	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	(.59)	— [c]	— [d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	(.58)	— [c]	—	14.96	8.78	1,354	1.06 [e]	3.96 [e]	13
July 31, 2009	14.37	.54	(.05)	.49	(.55)	(.55)	— [c]	—	14.31	3.57	1,236	1.13 [e]	3.79 [e]	22

Class Y
July 31, 2013	$15.76	.59	(1.01)	(.42)	(.59)	(.59)	—	—	$14.75	(2.83)	$30,338.53		3.77	16
July 31, 2012	14.66	.65	1.09	1.74	(.64)	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	(.66)	— [c]	— [d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	(.65)	— [c]	—	14.93	9.39	8,980	.56 [e]	4.47 [e]	13
July 31, 2009	14.34	.61	(.06)	.55	(.62)	(.62)	— [c]	—	14.27	4.01	5,033	.63 [e]	4.33 [e]	22

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

The accompanying notes are an integral part of these financial statements.

44 AMT-Free Municipal Fund	AMT-Free Municipal Fund 45

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate to long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

46 AMT-Free Municipal Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts to manage interest rate risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

AMT-Free Municipal Fund 47

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $402,204 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $417,963.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2013 the fund had a capital loss carryover of $3,764,004 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,337,309	N/A	$3,337,309	July 31, 2018

426,695	N/A	426,695	July 31, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,384,564 recognized during the period between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which

48 AMT-Free Municipal Fund

may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, dividends payable, and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $64,043 to increase accumulated net investment loss, and $64,043 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$22,061,318
Unrealized depreciation	(8,332,630)

Net unrealized appreciation	13,728,688
Undistributed tax exempt income	115,516
Undistributed ordinary income	50,318
Capital loss carryforward	(3,764,004)
Post-October capital loss deferral	(1,384,564)
Cost for federal income tax purposes	$413,308,296

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

AMT-Free Municipal Fund 49

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$185,066	Class M	456

Class B	1,855	Class Y	15,342

Class C	19,646	Total	$222,365

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,194 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$978,365	Class M	5,098

Class B	35,526	Total	$1,461,249

Class C	442,260

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $55,097 and $391 from the sale of class A and class M shares, respectively, and received $1,195 and $2,650 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $952 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $73,979,720 and $80,375,294, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

50 AMT-Free Municipal Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	6,528,324	$102,535,550	6,983,214	$106,619,277

Shares issued in connection with
reinvestment of distributions	759,183	11,841,784	723,720	11,046,575

	7,287,507	114,377,334	7,706,934	117,665,852

Shares repurchased	(8,392,935)	(129,425,653)	(5,064,335)	(76,739,232)

Net increase (decrease)	(1,105,428)	$(15,048,319)	2,642,599	$40,926,620

	Year ended 7/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	89,604	$1,408,412	60,725	$935,290

Shares issued in connection with
reinvestment of distributions	6,976	108,836	6,442	98,321

	96,580	1,517,248	67,167	1,033,611

Shares repurchased	(69,195)	(1,078,550)	(92,594)	(1,407,295)

Net increase (decrease)	27,385	$438,698	(25,427)	$(373,684)

	Year ended 7/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	939,618	$14,823,879	1,089,272	$16,742,249

Shares issued in connection with
reinvestment of distributions	66,782	1,043,903	50,861	779,070

	1,006,400	15,867,782	1,140,133	17,521,319

Shares repurchased	(1,014,569)	(15,708,222)	(385,419)	(5,870,982)

Net increase (decrease)	(8,169)	$159,560	754,714	$11,650,337

	Year ended 7/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	32,867	$519,535	6,509	$98,828

Shares issued in connection with
reinvestment of distributions	2,000	31,190	1,639	25,067

	34,867	550,725	8,148	123,895

Shares repurchased	(15,254)	(240,160)	(14,485)	(219,984)

Net increase (decrease)	19,613	$310,565	(6,337)	$(96,089)

	Year ended 7/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,055,250	$16,580,929	1,484,285	$22,779,332

Shares issued in connection with
reinvestment of distributions	61,535	959,555	33,617	516,371

	1,116,785	17,540,484	1,517,902	23,295,703

Shares repurchased	(1,099,414)	(16,998,942)	(413,032)	(6,275,694)

Net increase	17,371	$541,542	1,104,870	$17,020,009

AMT-Free Municipal Fund	51

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Futures contracts (number of contracts)	—*

OTC total return swap contracts (notional)	$690,000

* For the reporting period, the transaction volume was minimal.

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Interest rate contracts	Receivables	$—	Payables	$402,204

Total		$—		$402,204

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Interest rate contracts	$(26,571)	$(26,571)

Total	$(26,571)	$(26,571)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Interest rate contracts	$(402,204)	$(402,204)

Total	$(402,204)	$(402,204)

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

52 AMT-Free Municipal Fund

Federal tax information (Unaudited)

The fund has designated 99.89% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

AMT-Free Municipal Fund	53

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54 AMT-Free Municipal Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

AMT-Free Municipal Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

56 AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN043
282834 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$65,477	$--	$11,267	$ —
July 31, 2012	$60,516	$--	$11,298	$799

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $158,767 and $174,106 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$147,500	$ —	$ —

July 31, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013